UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4061

Smith Barney Managed Governments Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  July 31
Date of reporting period: July 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2003

                              [LOGO] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed./R/

                 Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

    [PHOTO]                  [PHOTO]              [LOGO] Classic Series
ROGER M. LAVAN, CFA       DAVID TORCHIA
PORTFOLIO MANAGER         PORTFOLIO MANAGER       Annual Report . July 31, 2003

                                                  SMITH BARNEY MANAGED
                                                  GOVERNMENTS FUND INC.
[GRAPHIC]


ROGER M. LAVAN

Roger M. Lavan, CFA, has more than 18 years of securities business experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

DAVID TORCHIA

David Torchia has more than 18 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

FUND OBJECTIVE

Seeks high current income consistent with liquidity and preservation of capital by investing at least 80% of its assets in debt obligations issued by the U.S. government, its agencies or instrumentalities.

FUND FACTS

FUND INCEPTION
-----------------
September 4, 1984

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-----------------
18 years (Roger M. Lavan, CFA)
18 years (David Torchia)

What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  4
Historical Performance................................................  5
Schedule of Investments...............................................  6
Statement of Assets and Liabilities...................................  7
Statement of Operations...............................................  8
Statements of Changes in Net Assets...................................  9
Notes to Financial Statements......................................... 10
Financial Highlights.................................................. 16
Independent Auditors' Report.......................................... 18
Additional Information................................................ 19
Tax Information....................................................... 20

                           LETTER FROM THE CHAIRMAN


[PHOTO]


R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer


Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to go to our website: www.smithbarneymutualfunds.com where you can find additional insight on your Fund.


In terms of your Fund's stewardship, it is with great sadness that we bring to your attention the passing of Alfred J. Bianchetti, Director Emeritus and James
J. Crisona, Director Emeritus, of the Fund. Messrs. Bianchetti and Crisona, who both passed away on September 4/th/, lived accomplished lives to the ages of 80 and 97, respectively. We will sorely miss their presence and will remember the dedicated service they provided to the Fund's shareholders through their outstanding contributions as long-term members of the Board.

We invite you to read this report in full. Please take the opportunity to talk to your financial adviser about this report or any other questions or concerns you have about your Fund and your financial future. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 13, 2003


       1 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


Performance Review

For the 12 months ended July 31, 2003, Class A shares of the Smith Barney Managed Governments Fund Inc. ("Fund"), without sales charges, returned 1.15%. The Fund underperformed its unmanaged benchmark, the Lehman Brothers Government Bond Index ("Lehman Index"),/i/ which returned 4.44% for the same period. The Fund's Lipper peer group of U.S. mortgage funds returned 2.32% for the same period./1/

What Affected Fund Performance?

Although the Fund's holdings included a position in U.S. Treasury securities and cash, and a small allocation to U.S. government agency issues, it was essentially concentrated in mortgage-backed securities. Over the year, mortgage-backed securities underperformed comparable-maturity U.S. Treasuries, which advanced as expectations mounted that interest rates would drop. The Lehman Index includes all public debt issued by the U.S. government and its agencies, whereas the Fund's portfolio consisted chiefly of mortgage-backed securities. This heavy weighting in mortgage-backed securities relative to the Lehman Index contributed to the Fund's underperformance relative to the benchmark. Note, however, that while prices and yields will fluctuate, the Fund's concentration in mortgage-backed securities continued to provide favorable yields over comparable-maturity U.S. Treasuries.

Considering that interest rates are at historic lows, we reduced the Fund's susceptibility to rising interest rates, commonly known as duration, to help prepare for a rising rate environment. This more conservative approach contributed to the Fund's lower total return versus the Lehman Index. However, if rates were to eventually rise, we expect the portfolio will be more prudently positioned for the long term.

Market Overview -- Swings in Sentiment

While the markets for U.S. government securities collectively generated positive total returns over the 12 months ended July 31, 2003, they vacillated during the period due to changing tides of sentiment. Last summer, corporate integrity concerns and doubts about the strength of an economic recovery prompted many investors to seek relative safety in higher-rated fixed-income investments --specifically U.S. Treasury securities. In November, however, when the Fed cut the federal funds rate/ii/ by half a percentage point and expectations rose that the economy may improve in 2003, many investors shifted their money into riskier assets to seek potentially higher returns. Concerns about the prospects of war with Iraq subsequently intensified, North Korea joined Iraq as a headline risk and unemployment levels remained high, during which time the Treasury markets continued to fluctuate into early 2003.

After the major battles in Iraq subsided, bond prices proceeded to rise as a post-war rebound in business activity failed to materialize. Yields on shorter- and longer-term issues converged as the Fed reiterated its intention to provide the monetary stimulus needed to get economic growth back on track. Although comments from the Fed suggested that it believed growth was likely to resume in due course, it also signaled its determination to use all the tools at its disposal to avoid deflation.


/1/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2003, calculated among 79 funds in the U.S. mortgage funds category with reinvestment of dividends and capital gains excluding sales charges.

      2 Smith Barney Managed Governments Fund Inc.  | 2003 Annual Report

Economic data were mixed, which disappointed optimists who had been expecting more of a rebound in demand and economic activity following the end of the war. To the delight of many bond bulls, the end of military action in Iraq initially did little to boost employment, as anemic manufacturing and corporate capital spending persisted and inflation remained benign.

Rally Triggered By Rate Cut Expectations

As the year advanced, yields on shorter-term U.S. Treasuries dropped to levels near the lows they had reached prior to the Fed's meeting in late June. Before the meeting, many market participants anticipated that the federal funds rate would drop again, although the expectation of the size of a cut was split between 0.50% or 0.25%. During its meeting, the Fed reduced its target by 0.25% to 1.00% -- a level not seen in 45-years. Paradoxically, Treasury yields rose in the aftermath of the cut as the bond market, based on the Fed's post-meeting statement, anticipated an improving economy and lower chance of further interest rate reductions.

By the end of July, U.S. Treasuries with longer maturities outperformed those with shorter maturities over the 12 months because the prices of longer-term issues are generally more sensitive to interest rate movements than shorter-term issues (bond prices move inversely to interest rates). The expectation of falling rates in June therefore gave more of a boost to longer-term bonds. Mortgage-backed securities underperformed comparable-maturity U.S. Treasuries over the past year. However, due to a sell-off in the Treasury market in July when both fixed-income classes retreated in price, mortgage-backed securities held up better for the final month.

Thank you for your investment in the Smith Barney Managed Governments Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Roger M. Lavan        /s/ David Torchia
Roger M. Lavan, CFA       David Torchia
Vice President and        Vice President and
Investment Officer        Investment Officer

August 13, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of July 31, 2003 and are subject to change. Please refer to page 6 for a list and percentage breakdown of the Fund's holdings.
 /i/ The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
/ii/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

      3 Smith Barney Managed Governments Fund Inc.  | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
          -----------------------------------------------------------
          Twelve Months Ended 7/31/03  1.15%   0.62%   0.71%   1.49%
          -----------------------------------------------------------
          Five Years Ended 7/31/03     4.95    4.40    4.49    5.30
          -----------------------------------------------------------
          Ten Years Ended 7/31/03      5.32    4.77    4.83     N/A
          -----------------------------------------------------------
          Inception* through 7/31/03   7.76    5.36    4.92    5.77
          -----------------------------------------------------------

                                          With Sales Charges/(2)/
                                     ----------------------------------
                                     Class A  Class B  Class L  Class Y
         --------------------------------------------------------------
         Twelve Months Ended 7/31/03  (3.43)%  (3.75)%  (1.26)%  1.49%
         --------------------------------------------------------------
         Five Years Ended 7/31/03      3.98     4.24     4.28    5.30
         --------------------------------------------------------------
         Ten Years Ended 7/31/03       4.83     4.77     4.73     N/A
         --------------------------------------------------------------
         Inception* through 7/31/03    7.50     5.36     4.81    5.77
         --------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (7/31/93 through 7/31/03)              67.94%
        ---------------------------------------------------------------
        Class B (Inception* through 7/31/03)           59.35
        ---------------------------------------------------------------
        Class L (Inception* through 7/31/03)           60.27
        ---------------------------------------------------------------
        Class Y (Inception* through 7/31/03)           52.13
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


       4 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper U.S. Mortgage Funds Average+
--------------------------------------------------------------------------------
                            July 1993 -- July 2003

                              [CHART]

                 Smith Barney
                   Managed              Lehman Brothers        Lipper
            Governments Fund Inc.--        Government      U.S. Mortgage
                Class A Shares             Bond Index      Funds Average
            ----------------------      ---------------    ---------------
 7/1993              9,547                   10,000            10,000
 7/1994              9,555                    9,987             9,801
 7/1995             10,288                   11,731            10,658
 7/1996             10,674                   12,337            11,185
 7/1997             11,938                   13,592            12,309
 7/1998             12,596                   14,727            13,080
 7/1999             12,669                   15,131            13,291
 7/2000             13,364                   16,066            14,011
 7/2001             14,792                   17,978            15,643
 7/2002             15,852                   19,523            16,867
 7/2003             16,034                   20,390            17,258


+Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1993, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2003. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper U.S. Mortgage Funds Average is composed of the Fund's peer group of mutual funds (79 funds as of July 31, 2003) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






       5 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                           JULY 31, 2003



    FACE
   AMOUNT                                            SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 59.8%
             U.S. Treasury Notes:
$ 13,500,000  3.000% due 2/29/04 (a)                                                                  $ 13,652,941
  11,000,000  5.875% due 11/15/04 (a)                                                                   11,625,196
   7,000,000  4.375% due 5/15/07 (a)+                                                                    7,390,201
  10,000,000  3.625% due 5/15/13 (a)                                                                     9,332,820
   7,200,000 Federal Home Loan Bank, 3.375% due 5/14/04 (a)                                              7,319,858
             Federal Home Loan Mortgage Corp. (FHLMC):
       1,284  5.500% due 5/1/13 (a)                                                                          1,313
   3,185,423  7.000% due 2/1/16 (a)(b)                                                                   3,384,368
  10,896,437  6.000% due 3/1/17 (a)                                                                     11,258,327
   7,051,086  6.500% due 6/1/19 (a)(b)                                                                   7,361,524
   2,831,013  6.500% due 1/1/32 (a)(b)                                                                   2,907,298
  25,000,000  5.000% due 7/1/33 (c)(d)                                                                  23,898,500
  40,000,000  5.500% due 7/7/33 (c)(d)                                                                  39,524,800
  20,000,000  6.000% due 7/8/33 (c)(d)                                                                  20,225,000
  49,000,000  6.500% due 7/8/33 (c)(d)                                                                  50,439,620
             Federal National Mortgage Association (FNMA):
      86,527  7.500% due 4/1/09 (a)                                                                         89,894
      72,942  6.500% due 6/1/15 (a)(b)                                                                      76,554
      56,317  7.000% due 1/1/16 (a)                                                                         59,835
   4,144,823  5.500% due 12/1/16 (a)(b)                                                                  4,227,938
   3,565,668  6.000% due 5/1/17 (a)                                                                      3,689,229
     826,350  6.500% due 3/1/32 (a)                                                                        848,635
  11,241,355  7.500% due 3/1/32 (a)(b)                                                                  11,914,874
   7,565,442  7.000% due 5/1/32 (a)(b)                                                                   7,919,318
  29,578,527  6.000% due 6/1/32 (a)(b)                                                                  29,924,876
  30,000,000  5.000% due 5/15/33 (c)(d)                                                                 28,687,500
  13,000,000  6.000% due 7/7/33 (c)(d)                                                                  13,150,280
  31,000,000  7.000% due 7/7/33 (c)(d)                                                                  32,501,578
  25,000,000  6.500% due 7/8/33 (c)(d)                                                                  25,734,500
             Government National Mortgage Association (GNMA):
      98,357  8.500% due 11/15/27 (a)                                                                      106,242
  24,409,322  6.500% due 3/15/32 (a)(b)                                                                 25,259,927
  15,472,481  7.000% due 3/15/32 (a)(b)                                                                 16,246,303
   5,322,705  7.500% due 5/15/32 (a)(b)                                                                  5,642,319
------------------------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $413,551,538)                                                                    414,401,568
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (a) -- 40.2%
 104,991,000 CIBC Oppenheimer, 1.000% due 8/1/03; Proceeds at maturity -- $104,993,916;
               (Fully collateralized by U.S. Treasury Notes, 3.625% to 4.625%
               due 3/31/04 to 5/15/06; Market value -- $107,091,168)                                   104,991,000
 173,422,000 Goldman Sachs & Co., 1.050% due 8/1/03; Proceeds at maturity -- $173,427,058;
               (Fully collateralized by various U.S. government agency obligations, 0.000% to 13.750%
               due 9/18/03 to 11/15/27; Market value -- $176,890,696)                                  173,422,000
------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $278,413,000)                                                                    278,413,000
------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $691,964,538*)                                                                  $692,814,568
------------------------------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for open futures contracts commitments and/or "to-be-announced" securities.
(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c) Security acquired under mortgage dollar roll agreement (See Note 7).
(d) Security is traded on a "to-be-announced" basis (See Note 6).
 + All or a portion of this security is held as collateral for open futures contracts commitments.
 *  Aggregate cost for Federal income tax purposes is $691,964,703.


                      See Notes to Financial Statements.



       6 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                               JULY 31, 2003

ASSETS:
 Investments, at value (Cost -- $413,551,538)                                     $414,401,568
 Repurchase agreements, at value (Cost -- $278,413,000)                            278,413,000
 Cash                                                                                      506
 Interest receivable                                                                 1,659,236
 Receivable for Fund shares sold                                                       458,430
-----------------------------------------------------------------------------------------------
 Total Assets                                                                      694,932,740
-----------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                                  240,858,667
 Payable for Fund shares reacquired                                                    398,730
 Payable to broker -- variation margin                                                 207,656
 Investment advisory fee payable                                                       178,102
 Administration fee payable                                                             79,084
 Distribution plan fees payable                                                         41,142
 Accrued expenses                                                                       89,799
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                                 241,853,180
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $453,079,560
-----------------------------------------------------------------------------------------------
NET ASSETS:
 Par value of capital shares                                                      $     36,235
 Capital paid in excess of par value                                               472,682,255
 Overdistributed net investment income                                                 (10,458)
 Accumulated net realized loss from investment transactions and futures contracts  (19,959,295)
 Net unrealized appreciation of investments and futures contracts                      330,823
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $453,079,560
-----------------------------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                                            20,178,855
    -------------------------------------------------------------------------------------------
 Class B                                                                             2,898,917
    -------------------------------------------------------------------------------------------
 Class L                                                                             1,662,762
    -------------------------------------------------------------------------------------------
 Class Y                                                                            11,494,728
    -------------------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                                         $12.50
    -------------------------------------------------------------------------------------------
 Class B *                                                                              $12.51
    -------------------------------------------------------------------------------------------
 Class L  *                                                                             $12.51
    -------------------------------------------------------------------------------------------
 Class Y (and redemption price)                                                         $12.50
    -------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.71% of net asset value per share)                      $13.09
    -------------------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)                      $12.64
-----------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).


                      See Notes to Financial Statements.



       7 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED JULY 31, 2003


INVESTMENT INCOME:
  Interest                                                    $18,129,755
------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                              2,105,927
  Distribution plan fees (Note 8)                               1,135,596
  Administration fee (Note 2)                                     935,967
  Shareholder servicing fees (Note 8)                             262,514
  Directors' fees                                                  46,179
  Registration fees                                                43,887
  Audit and legal                                                  40,325
  Custody                                                          38,327
  Shareholder communications (Note 8)                              30,151
  Other                                                            10,865
------------------------------------------------------------------------
  Total Expenses                                                4,649,738
------------------------------------------------------------------------
Net Investment Income                                          13,480,017
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Investment transactions                                        795,450
   Futures contracts                                             (428,181)
------------------------------------------------------------------------
  Net Realized Gain                                               367,269
------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Futures Contracts:
   Beginning of year                                            8,487,184
   End of year                                                    330,823
------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                      (8,156,361)
------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                  (7,789,092)
------------------------------------------------------------------------
Increase in Net Assets From Operations                        $ 5,690,925
------------------------------------------------------------------------


                      See Notes to Financial Statements.



       8 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEARS ENDED JULY 31,


                                                       2003          2002
------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $ 13,480,017  $ 20,718,621
  Net realized gain                                     367,269     6,058,484
  Increase (decrease) in net unrealized
   appreciation                                      (8,156,361)    3,928,338
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations              5,690,925    30,705,443
-----------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 9):
  Net investment income                             (16,679,006)  (19,907,185)
  Capital                                            (2,432,286)           --
-----------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                     (19,111,292)  (19,907,185)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                   89,057,904    98,525,959
  Net asset value of shares issued for
   reinvestment of dividends                          9,029,310     9,509,066
  Cost of shares reacquired                         (94,368,143)  (77,263,994)
-----------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                       3,719,071    30,771,031
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    (9,701,296)   41,569,289

NET ASSETS:
  Beginning of year                                 462,780,856   421,211,567
-----------------------------------------------------------------------------
  End of year*                                     $453,079,560  $462,780,856
-----------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                $(10,458)   $1,521,707
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.



       9 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f ) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class or on another reasonable basis; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly a portion of accumulated net realized loss of $4,867,104 was reclassed to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund's average daily net assets up to $1 billion and 0.415% of the Fund's average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $1 billion and 0.185% of the Fund's average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2003, the Fund paid transfer agent fees of $222,523 to CTB.


      10 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2003, CGM and its affiliates received sales charges of approximately $168,000 and $61,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2003, CDSCs paid to CGM and its affiliates were approximately $109,000 and $9,000 for Class B and L shares, respectively.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-----------------------------------------------------------------------------
Purchases                                                       $2,032,187,244
-----------------------------------------------------------------------------
Sales                                                            1,938,122,538
-----------------------------------------------------------------------------

At July 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:


---------------------------------------------------------------------------
Gross unrealized appreciation                                   $ 5,622,531
Gross unrealized depreciation                                    (4,772,666)
---------------------------------------------------------------------------
Net unrealized appreciation                                     $   849,865
---------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

      11 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2003, the Fund had the following open futures contracts:

                       # of                             Market    Unrealized
To Buy:              Contracts Expiration Basis Value   Value        Loss
----------------------------------------------------------------------------
U.S. Treasury 2
 Year Notes             160       9/03    $34,713,450 $34,342,500 $(370,950)
U.S. Treasury 5
 Year Notes              50       9/03      5,629,207   5,566,406   (62,801)
U.S. Treasury 10
 Year Notes              50       9/03      5,616,706   5,531,250   (85,456)
---------------------------------------------------------------------------
Net Unrealized Loss
 on Open Futures
 Contracts                                                        $(519,207)
---------------------------------------------------------------------------

6. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At July 31, 2003, the Fund held TBA securities with a total cost of $236,777,578.

7.  Mortgage Dollar Roll Transactions

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund.

At July 31, 2003, the Fund had outstanding mortgage dollar rolls with a total cost of $236,777,578.

      12 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

8. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2003, total Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                               Class A  Class B  Class L
-----------------------------------------------------------------------------------------
Distribution Plan Fees                                         $682,059 $302,509 $151,028
----------------------------------------------------------------------------------------

For the year ended July 31, 2003, total Shareholder Servicing fees were as follows:

                                                         Class A  Class B Class L Class Y
-----------------------------------------------------------------------------------------
Shareholder Servicing Fees                               $207,807 $35,185 $19,421  $101
----------------------------------------------------------------------------------------

For the year ended July 31, 2003, total Shareholder Communication expenses were as follows:

                                                         Class A Class B Class L Class Y
----------------------------------------------------------------------------------------
Shareholder Communication Expenses                       $21,595 $3,620  $4,438   $498
---------------------------------------------------------------------------------------

9. Distributions Paid to Shareholders by Class

                                                              Year Ended    Year Ended
                                                             July 31, 2003 July 31, 2002
----------------------------------------------------------------------------------------
Class A
Net investment income                                         $ 9,628,285   $12,301,354
Capital                                                         1,413,886            --
---------------------------------------------------------------------------------------
Total                                                         $11,042,171   $12,301,354
---------------------------------------------------------------------------------------
Class B
Net investment income                                         $ 1,220,179   $ 1,315,971
Capital                                                           209,786            --
---------------------------------------------------------------------------------------
Total                                                         $ 1,429,965   $ 1,315,971
---------------------------------------------------------------------------------------
Class L
Net investment income                                         $   660,422   $   536,000
Capital                                                           112,833            --
---------------------------------------------------------------------------------------
Total                                                         $   773,255   $   536,000
---------------------------------------------------------------------------------------
Class Y
Net investment income                                         $ 5,170,120   $ 5,753,860
Capital                                                           695,781            --
---------------------------------------------------------------------------------------
Total                                                         $ 5,865,901   $ 5,753,860
---------------------------------------------------------------------------------------


     13   Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

10.  Capital Shares

At July 31, 2003, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                    July 31, 2003             July 31, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    1,753,101  $ 22,641,545   2,724,945  $ 34,574,491
Shares issued on reinvestment    583,002     7,518,566     653,525     8,268,742
Shares reacquired             (3,691,238)  (47,593,956) (3,409,301)  (43,181,126)
---------------------------------------------------------------------------------
Net Decrease                  (1,355,135) $(17,433,845)    (30,831) $   (337,893)
---------------------------------------------------------------------------------
Class B
Shares sold                      997,599  $ 12,911,999   1,686,887  $ 21,450,529
Shares issued on reinvestment     73,867       953,292      65,542       829,922
Shares reacquired             (1,157,463)  (14,939,361) (1,179,625)  (14,906,978)
---------------------------------------------------------------------------------
Net Increase (Decrease)          (85,997) $ (1,074,070)    572,804  $  7,373,473
---------------------------------------------------------------------------------
Class L
Shares sold                    1,306,633  $ 16,886,750   1,467,223  $ 18,605,132
Shares issued on reinvestment     43,217       557,452      32,393       410,402
Shares reacquired             (1,375,397)  (17,723,938)   (325,590)   (4,117,675)
---------------------------------------------------------------------------------
Net Increase (Decrease)          (25,547) $   (279,736)  1,174,026  $ 14,897,859
---------------------------------------------------------------------------------
Class Y
Shares sold                    2,834,601  $ 36,617,610   1,892,887  $ 23,895,807
Shares reacquired             (1,089,837)  (14,110,888) (1,182,924)  (15,058,215)
---------------------------------------------------------------------------------
Net Increase                   1,744,764  $ 22,506,722     709,963  $  8,837,592
---------------------------------------------------------------------------------

11.Capital Loss Carryforward

At July 31, 2003, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $19,370,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                            2004       2008       2009     2011
---------------------------------------------------------------------------------
Carryforward amounts                     $3,598,000 $14,114,000 $941,000 $717,000
--------------------------------------------------------------------------------

In addition the Fund had $1,107,924 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.


      14 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

12.Income Tax Information and Distributions to Shareholders

At July 31, 2003, the tax basis components of distributable earnings were:

------------------------------------------------
Accumulated capital losses          $(19,370,412)
------------------------------------------------
Unrealized appreciation                  849,865
------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to mark to market of derivative securities.

The tax character of distributions paid during the year ended July 31, 2003 was:

----------------------------------------------
Ordinary income                     $16,679,006
Capital                               2,432,286
----------------------------------------------
Total                               $19,111,292
----------------------------------------------


      15 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                       2003/(1)/      2002/(1)/      2001/(1)/          2000/(1)/     1999/(1)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $12.87         $12.56         $12.03        $12.09        $12.73
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.37           0.59           0.69          0.73          0.65
  Net realized and unrealized gain       (0.22)          0.29
   (loss)                                                               0.56         (0.09)        (0.57)
-------------------------------------------------------------------------------------------------------------
Total Income From Operations              0.15           0.88           1.25          0.64          0.08
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.45)         (0.57)         (0.70)        (0.70)        (0.72)
  Capital                                (0.07)            --          (0.02)           --            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.52)         (0.57)         (0.72)        (0.70)        (0.72)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $12.50         $12.87         $12.56        $12.03        $12.09
-------------------------------------------------------------------------------------------------------------
Total Return                              1.15%          7.17%         10.68%         5.49%         0.58%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $252,312       $277,136     $  270,884      $270,599      $321,860
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.02%          1.05%          1.04%         1.05%         1.04%
  Net investment income                   2.87           4.67           5.58          6.05          5.18
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    457%           335%           275%          173%          205%
-------------------------------------------------------------------------------------------------------------

Class B Shares                       2003/(1)/      2002/(1)/           2001/(1)/     2000/(1)/     1999/(1)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $12.88         $12.57         $12.03        $12.09        $12.73
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.30           0.52           0.62          0.66          0.59
  Net realized and unrealized gain       (0.21)          0.29
   (loss)                                                               0.57         (0.08)        (0.57)
-------------------------------------------------------------------------------------------------------------
Total Income From Operations              0.09           0.81           1.19          0.58          0.02
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.39)         (0.50)         (0.63)        (0.64)        (0.66)
  Capital                                (0.07)            --          (0.02)           --            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.46)         (0.50)         (0.65)        (0.64)        (0.66)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $12.51         $12.88         $12.57        $12.03        $12.09
-------------------------------------------------------------------------------------------------------------
Total Return                              0.62%          6.60%         10.17%         4.91%         0.06%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $   36,266     $   38,431        $30,310       $39,499       $61,391
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.53%          1.56%          1.54%         1.58%         1.57%
  Net investment income                   2.35           4.13           5.11          5.52          4.64
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    457%           335%           275%          173%          205%
-------------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

      16 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                           2003/(1)/     2002/(1)/         2001/(1)/     2000/(1)/     1999/(1)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.88        $12.57       $12.03        $12.09        $12.73
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.30          0.53         0.62          0.67          0.61
 Net realized and unrealized gain (loss)     (0.20)         0.29         0.58         (0.08)        (0.58)
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.10          0.82         1.20          0.59          0.03
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.40)        (0.51)       (0.64)        (0.65)        (0.67)
 Capital                                     (0.07)           --        (0.02)           --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.47)        (0.51)       (0.66)        (0.65)        (0.67)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.51        $12.88       $12.57        $12.03        $12.09
--------------------------------------------------------------------------------------------------------------
Total Return                                  0.71%         6.69%       10.26%         5.00%         0.15%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $20,796       $21,740       $6,463        $3,879        $4,505
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.50%         1.46%        1.46%         1.51%         1.48%
 Net investment income                        2.35          4.17         5.08          5.60          4.76
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        457%          335%         275%          173%          205%
--------------------------------------------------------------------------------------------------------------

Class Y Shares                           2003/(1)/     2002/(1)/         2001/(1)/     2000/(1)/     1999/(1)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.87        $12.56       $12.03        $12.10        $12.74
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.41          0.63         0.73          0.77          0.70
 Net realized and unrealized gain (loss)     (0.21)         0.29         0.57         (0.09)        (0.57)
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.20          0.92         1.30          0.68          0.13
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.50)        (0.61)       (0.75)        (0.75)        (0.77)
 Capital                                     (0.07)           --        (0.02)           --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.57)        (0.61)       (0.77)        (0.75)        (0.77)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.50        $12.87       $12.56        $12.03        $12.10
--------------------------------------------------------------------------------------------------------------
Total Return                                  1.49%         7.55%       11.08%         5.79%         0.92%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $143,706      $125,474     $113,555      $120,270      $118,007
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.69%         0.70%        0.70%         0.71%         0.70%
 Net investment income                        3.15          5.01         5.91          6.40          5.54
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        457%          335%         275%          173%          205%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

      17 Smith Barney Managed Governments Fund Inc.  | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. ("Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               /s/ KPMG LLP

New York, New York
September 12, 2003


     18   Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Managed Governments Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                                                               Portfolios in
                                               Term of Office*                                 Fund Complex       Other
                            Position(s) Held    and Length of      Principal Occupation(s)      Overseen by   Directorships
Name, Address and Age          with Fund         Time Served       During Past Five Years        Director    Held by Director
-----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Herbert Barg                    Director            Since      Retired                              44             None
1460 Drayton Lane                                   1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane                 Director            Since      Professor -- Harvard                 51             None
Harvard Business School                             1995       Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett                 Director            Since      President -- Dorsett McCabe          28             None
201 East 62nd Street                                1984       Capital Management, Inc.;
Apt. 3C                                                        Chief Investment Officer --
New York, NY 10021                                             Leeb Capital Management, Inc.
Age 72                                                         1999-Present

Elliot S. Jaffe                 Director            Since      Chairman of The Dress Barn Inc.      28       Zweig Total
The Dress Barn Inc.                                 1985                                                     Return Fund;
Executive Office                                                                                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman              Director            Since      Attorney                             62             None
Stephen E. Kaufman PC                               1995
277 Park Avenue
47th Floor
New York, NY 10172
Age 71

Joseph J. McCann                Director            Since      Retired                              28             None
200 Oak Park Place                                  1995
Suite One
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.          Director            Since      Chief Executive                      28             None
P.O. Box 5388                                       1984       Officer -- Performance
West Lebanon, NH 03784                                         Learning Systems
Age 70

INTERESTED DIRECTOR:
R. Jay Gerken, CFA**       Chairman, President      Since      Managing Director of Citigroup       219            N/A
CGM                        and Chief Executive      2002       Global Markets Inc. ("CGM");
399 Park Avenue, 4th Floor Officer                             Chairman, President and Chief
New York, NY 10022                                             Executive Officer of Smith
Age 52                                                         Barney Fund Management LLC
                                                               ("SBFM"), Travelers Investment
                                                               Adviser, Inc. ("TIA") and Citi
                                                               Fund Management Inc. ("CFM")

       19 Smith Barney Managed Government Fund Inc. | 2003 Annual Report

                                                                                                     Number of
                                                                                                   Portfolios in
                                                   Term of Office*                                 Fund Complex       Other
                               Position(s) Held     and Length of      Principal Occupation(s)      Overseen by   Directorships
Name, Address and Age             with Fund          Time Served       During Past Five Years        Director    Held by Director
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
Lewis E. Daidone             Senior Vice                Since      Managing Director of CGM;            N/A            N/A
CGM                          President and Chief        1995       Director and Senior Vice
125 Broad Street, 11th Floor Administrative                        President of SBFM and TIA;
New York, NY 10004           Officer                               Director of CFM; Former Chief
Age 45                                                             Financial Officer and Treasurer
                                                                   of mutual funds affiliated with
                                                                   Citigroup Inc.

Richard L. Peteka            Chief Financial            Since      Director and Head of Internal        N/A            N/A
CGM                          Officer and Treasurer      2002       Control for Citigroup Asset
125 Broad Street, 11th Floor                                       Management U.S. Mutual Fund
New York, NY 10004                                                 Administration from 1999-
Age 42                                                             2002; Vice President, Head of
                                                                   Mutual Fund Administration
                                                                   and Treasurer of Oppenheimer
                                                                   Capital from 1996-1999

Roger M. Lavan, CFA          Vice President             Since      Managing Director                    N/A            N/A
CGM                          and Investment             2002       of CGM; Investment Officer
399 Park Avenue, 4th Floor   Officer                               of SBFM
New York, NY 10022
Age 38

David Torchia                Vice President             Since      Managing Director                    N/A            N/A
CGM                          and Investment             2002       of CGM; Investment Officer
399 Park Avenue, 4th Floor   Officer                               of SBFM
New York, NY 10022
Age 42

Kaprel Ozsolak               Controller                 Since      Vice President of CGM                N/A            N/A
CGM                                                     2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary                  Since      Managing Director of CGM;            N/A            N/A
CGM                                                     1995       General Counsel and Secretary
300 First Stamford Place                                           of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2003:

    . A total of 5.61% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

      20 Smith Barney Managed Governments Fund Inc. | 2003 Annual Report

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



           DIRECTORS                    INVESTMENT ADVISER
           Herbert Barg                 AND ADMINISTRATOR
           Dwight B. Crane              Smith Barney Fund
           Burt N. Dorsett                Management LLC
           R. Jay Gerken, CFA
             Chairman                   DISTRIBUTOR
           Elliot S. Jaffe              Citigroup Global Markets Inc.
           Stephen E. Kaufman
           Joseph J. McCann             CUSTODIAN
           Cornelius C. Rose, Jr.       State Street Bank and
                                          Trust Company
           OFFICERS
           R. Jay Gerken, CFA           TRANSFER AGENT
           President and                Citicorp Trust Bank, fsb.
           Chief Executive Officer      125 Broad Street, 11th Floor
                                        New York, New York 10004
           Lewis E. Daidone
           Senior Vice President and    SUB-TRANSFER AGENT
           Chief Administrative Officer PFPC Global Fund Services
                                        P.O. Box 9699
           Richard L. Peteka            Providence, Rhode Island
           Chief Financial Officer      02940-9699
           and Treasurer

           Roger M. Lavan, CFA
           Vice President and
           Investment Officer

           David Torchia
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD01181 9/03                                                            03-5406

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight Crane, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Managed Governments Fund Inc.


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Managed Governments Fund Inc.

Date: October 3, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Managed Governments Fund Inc.

Date: October 3, 2003

By:   /s/ Richard L. Peteka
      Chief Financial Officer of
      Smith Barney Managed Governments Fund Inc.

Date: October 3, 2003